ARTISAN EMERGING MARKETS FUND

Summary Prospectus
Advisor Shares	Ticker: ARTZX	January 28, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at http://hosted.rightprospectus.com/Artisan. You can also get this information at no cost by calling 1-866-574-1770 or by sending an e-mail request to artisanprospectus@rrd.com. The Fund’s current prospectus and statement of additional information, both dated January 28, 2010, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Artisan Emerging Markets Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold Advisor Shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee (the Fund will charge you a 2.00% redemption fee when you sell or exchange shares owned for 90 days or less)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.05%
Distribution (12b-1) Fees	None
Other Expenses	1.95
Total Annual Fund Operating Expenses	3.00
Fee Waivers and Expense Reimbursement[1]	1.50
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	1.50

[1]

Artisan Partners Limited Partnership, the Fund’s investment adviser, has contractually agreed to reimburse the Fund for any ordinary operating expenses in excess of 1.50% of its average daily net assets. This contract continues through February 1, 2011, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$786	$1,445	$3,212

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56.88% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Artisan employs a fundamental research process to construct a diversified portfolio of emerging market companies. The Fund’s investment process is focused on identifying companies that are priced at a discount relative to Artisan’s estimate of their sustainable earnings.

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Sustainable Earnings. Artisan believes that over the long-term a stock’s price is directly related to the company’s ability to deliver sustainable earnings. Artisan determines a company’s sustainable earnings based upon financial and strategic analyses. Artisan’s financial analysis of a company’s balance sheet, income statement, and statement of cash flows focuses on identifying historical drivers of return on equity. Artisan’s strategic analysis examines a company’s competitive advantages and financial strength to assess sustainability.

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Valuation. Artisan believes that investment opportunities develop when businesses with sustainable earnings are under-valued relative to peers and historical industry, country and regional valuations. Artisan values a business and develops a price target based on Artisan’s assessment of the business’s sustainable earnings and cash flow expectations and Artisan’s risk analysis.

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Risk Analysis. Artisan believes that a disciplined risk framework allows greater focus on fundamental stock selection. Artisan incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. Artisan’s risk-rating assessment includes a review of the currency, interest rate, monetary and fiscal policy and political risks to which a company is exposed.

Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered, or whose primary business activities or principal trading markets are emerging markets. The Fund invests in common stocks and other equity securities of companies across a broad market capitalization range. The Fund may also invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without a direct investment in the underlying securities (called “participation certificates” in this prospectus but may be called different names by issuers).

PRINCIPAL RISKS

Like all mutual funds that invest primarily in stocks, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Artisan’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

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Stock Market Risks. While common stocks and other equity securities have shown greater growth than other types of securities over time, in the short-term, stock prices fluctuate widely in response to company, market, economic or other news.

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Foreign Investing Risks. Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

The risks of foreign investments typically are greater in emerging and less developed markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. High levels of national debt tend to make such markets also heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Also, because foreign securities usually are denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars, the values of the Fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

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Small and Medium-Sized Company Risks. Stocks of small and medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Small companies may have a shorter history of operations, less access to financing, and a less diversified product line – making them more susceptible to market pressures and more likely to have a volatile stock price. During some periods, stocks of small and medium-sized companies, as an asset class, have underperformed the stocks of larger companies.

•	Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth Artisan anticipated.

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Risks of Emphasizing a Region, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

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Investing in IPOs Risks. Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

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Participation Certificates Risks. Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

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Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows the Fund’s 2009 calendar year return. Calendar year returns show how the Fund’s returns may vary over time. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

2009 Calendar Year Total Return

Best Quarter	38.29%	(quarter ended 6/30/09)
Worst Quarter	-30.62%	(quarter ended 12/31/08)

Average Annual Total Returns

(For Periods Ended 12/31/2009)

The following table shows the Fund’s average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2009. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return after taxes on distributions and sale of Fund shares” is greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account, or to investors who are tax-exempt.

For Periods Ended 12/31/09

	1-Year	Since Inception (9/30/08)
Return before taxes	82.99%	-12.28%
Return after taxes on distributions	82.75	-12.49
Return after taxes on distributions and sale of Fund shares	54.12	-10.44
MSCI Emerging Markets IndexSM (reflects no deduction for fees, expenses or taxes)	78.51	-9.68

Updated Fund performance information may be obtained by calling 866.574.1770 or visiting www.artisanfunds.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Manager:

Name	Title	Length of Service
Maria Negrete-Gruson	Managing Director and Portfolio Manager, Artisan Partners	Since June 2006

PURCHASE AND SALE OF FUND SHARES

There is no minimum investment requirement to open an account or to add to your existing account.

Advisor Shares generally are available for investment only by employee benefit plans, clients of financial advisors, clients of sponsored programs and institutional or other investors. All investments and exchanges are subject to approval by the Fund and the Fund reserves the right to reject any purchase or exchange of Advisor Shares at any time.

You may purchase or redeem shares by telephone or written request sent to the Fund by mail on any day that the New York Stock Exchange is open for regular session trading. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ARTISAN FUNDS P.O. BOX 8412 BOSTON, MA 02266-8412 866.574.1770 WWW.ARTISANFUNDS.COM

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